                                                                    EXHIBIT 4(v)

                            CERTIFICATE OF AMENDMENT

                                       OF

                                 SBH CAPITAL II




1.       The name of the Trust is SBH Capital II.

2. Pursuant to this Certificate of Amendment, the name of the Business Trust will be changed to SSBH Capital II. To effect this change, Article 1. of the Certificate of Trust is hereby amended to read as follows:

         1. The name of the business trust being formed hereby (the "Trust") is SSBH Capital II.

         IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed this 24th day of October, 1997.



                                            /s/ Charles W. Scharf
                                            ------------------------------------
                                            Name:  Charles W. Scharf, as
                                                                 Regular Trustee


                                            /s/ Michael J. Day
                                            ------------------------------------
                                            Name:  Michael J. Day, as
                                                                 Regular Trustee


                                            CHASE MANHATTAN BANK DELAWARE,
                                            as Trustee


                                            /s/ John J. Cashin
                                            ------------------------------------
                                            Name:  John J. Cashin
                                            Title: Vice President
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                              CERTIFICATE OF TRUST

      The undersigned, the trustees of SBH Capital II, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. ss. 3810, hereby certify as follows:

            1. The name of the business trust being formed hereby (the "Trust") is "SBH Capital II."

            2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

            Chase Manhattan Bank Delaware
            1201 Market Street
            Wilmington, Delaware  19801

            3. This Certificate of Trust shall be effective as of the date of filing.

Dated: December 19, 1996


                                    /s/ Charles W. Scharf
                                    --------------------------------------------
                                    Name: Charles W. Scharf, as Regular Trustee


                                    /s/ Michael J. Day
                                    --------------------------------------------
                                    Name: Michael J. Day, as Regular Trustee

                                    CHASE MANHATTAN BANK DELAWARE,
                                    as Trustee

                                    By: /s/ John J. Cashin
                                       -----------------------------------------
                                        Name: John J. Cashin
                                        Title: Senior Trust Officer